FRONT COVER:

[GRAPHIC: Stock prices in newspaper, world globes and compass screened in background]

                                                   U.S. GLOBAL ACCOLADE FUNDS



                                                                ANNUAL REPORT
                                                             OCTOBER 31, 1997


                                           [GRAPHIC: U.S. Global Investors logo]

================================================================================

INSIDE FRONT COVER:

U.S. GLOBAL ACCOLADE FUNDS

ANNUAL REPORT

October 31, 1997


TABLE OF CONTENTS

          Letter to Shareholders                        1
          Fund Manager's Perspective                    3
          Portfolios of Investments                    19
          Statements of Assets and Liabilities         36
          Statements of Operations                     38
          Statements of Changes in Net Assets          40
          Notes to Financial Statements                43
          Financial Highlights                         49
          Report of Independent Accountants            52

================================================================================

                                                    [Photograph of Frank Holmes]

Dear Shareholder,

U.S. Global Investors is a unique, entrepreneurial and dynamic fund family where the adventurous can discover a diverse collection of investment opportunities from around the globe. Our U.S. Global Accolade Funds, which began three years ago with the Bonnel Growth Fund, now includes three additional funds. During the past year, we teamed up with the Regent Pacific Group, Adrian Day and Dr. Stephen Leeb to provide you with easy and affordable access to foreign markets and experienced money managers.

Shareholders of the MegaTrends Fund, formerly the Leeb Personal Finance Fund, were welcomed to our fund family in November 1996 when we took over investment management of the Fund and contracted with Leeb's Money Growth Institute to serve as sub- advisor. Adrian Day's Global Opportunity Fund was launched in February 1997 and expanded our selection of global funds. The Regent Eastern European Fund, launched in March 1997, gives you direct access to the exciting emerging markets of Eastern Europe. In October 1997, we celebrated the third anniversary of our relationship with Art Bonnel and the Bonnel Growth Fund which has surpassed the $100 million milestone and provided its investors with generous returns.

I am proud to present this enhanced and improved annual report to you. In the pages that follow, you will find a fund-by-fund analysis of the factors that have impacted your investment's performance. Also included are reports on portfolio holdings, information on fund diversification and financial activities.

Financial reports are usually mailed twice a year. If you are a shareholder in the Bonnel Growth Fund or MegaTrends Fund, however, you may notice this is the second "annual" report you've received in the past six months. This is because the fiscal year end for the Bonnel Growth Fund and MegaTrends Fund changed to coincide with the other U.S. Global Accolade Funds. This change was made to achieve operational efficiencies including reduced per fund costs of preparing and printing the financial reports.

Between these detailed financial reports, you can stay in touch with your investments by calling Portfolio Direct and listening to the insights of your fund manager. These recordings are updated every six weeks. The Investor Alert gives you our interpretation of the week's happenings in the marketplace. This service is updated each week. These two services are available 24 hours a day on our toll-free service line, 1-800-US-FUNDS.

Markets are unpredictable, so don't try to outguess them. Invest often and invest regularly, without regard to the fluctuations in the market. If you need discipline or just want to make investing easier, sign up for our ABC Investment Plan, the personalized investing service designed to fit your needs, your budget, your goals and your schedule.

If you have any questions about the facts and figures found in these pages or have suggestions for future editions, don't hesitate to call us.

Sincerely,

/s/ Frank Holmes

Frank Holmes
President & CEO
U.S. Global Investors

P.S. Don't forget that U.S. Global Investors offers 15 no-load funds to help you invest in China, real estate, natural resources, tax-free bonds and blue- chip stocks. Our money markets offer free unlimited checkwriting and competitive yields. For more information on our entire family of funds, please call 1-800-US-FUNDS or visit us on the internet at www.us-global.com.

 ................................................................................
Past performance does not guarantee future results. Investment return and principal value will fluctuate. You may have a gain or a loss when you sell shares. For more information, including charges and expenses call 1-800-US-FUNDS. Please read the prospectus carefully before investing.

--------------------------------------------------------------------------------
BONNEL GROWTH FUND
FUND MANAGER'S PERSPECTIVE
--------------------------------------------------------------------------------
A MESSAGE FROM ART BONNEL


INTRODUCTION

   Bonnel Growth Fund is now starting into its fourth year. The Fund currently focuses on mid-cap growth issues in three major sectors: health care, technology and retailing. More growth is found in these industries than most others. Our primary objective is long term capital appreciation.


PERFORMANCE

   The Fund reflected market action on the day of decline in October, but we bounced back on the following day. When the market went down 5% on October 27th, the Fund declined 8.7%. The following day we were up 5.2% indicating a significant recovery. In the days following the decline we didn't sell any of our stocks, but did purchase some discounted stocks with what cash we had available.

                               BONNEL GROWTH FUND
                           AVERAGE ANNUAL PERFORMANCE

                                    INCEPTION        1 YEAR        1 MONTH
                                    ---------        ------        -------
       BONNEL GROWTH FUND
         Inception 10/17/94            27.5%          16.5%         (9.9)%
       S&P 500                         27.4%          32.1%         (3.3)%
       RUSSELL 2000                    19.1%          27.2%         (4.5)%


                [LINEAR GRAPH PLOTTED FROM DATA IN TABLE BELOW]

                             BONNEL
                             GROWTH                        RUSSELL
           \ DATE            FUND           S&P 500        2000
             --------        -------        -------        -------
             10/17/94        $10,000        $10,000        $10,000
              9/30/95        $14,874        $12,797        $12,173
              9/30/96        $18,038        $15,398        $13,586
              9/30/97        $23,209        $21,623        $17,799
             10/31/97        $20,895        $20,901        $16,993
        ................................................................
        Past performance is not predictive of future results. Investment return and principal value may fluctuate so that shares, when redeemed, may be worth more or less than their original cost.

PORTFOLIO PROFILE

   The Fund had net assets of $104.6 million as of October 31 and our expense ratio is down to an annualized 1.72%. We are fully invested with minimal cash holdings.

THE PERIOD IN REVIEW

   The turmoil in Asia has put to rest any fears that the Federal Reserve Board will raise interest rates in the near future. As long as the Federal Reserve doesn't raise rates, the economy and the stock market should continue to do very well. The dollar continues to be strong in the face of Asia's currency uncertainty. This makes foreign goods attractive and U.S. goods more expensive which holds down inflation. The commodity indices have shown no upside pressure. It's a great time to have investments in the stock market. There is no raging inflation, interest rates are stable and the economy is sound.

   More money continued to flow into index and blue chip stocks. As you know, the Bonnel Growth Fund focuses on mid-cap growth issues. As a result, during this period the Fund did not produce overall gains. However, we did not change our investment style. A secret to success in the market is to remain committed to your investment vector. The true genius to investing is recognizing the direction of the trend and not trying to pick sector tops and bottoms.


INVESTMENT HIGHLIGHTS

   The Fund has attempted to maintain diversity while looking for quality growth. An issue which has treated us well during the past month is Airborne Freight Corporation which continued to expand on business acquired during the UPS strike. As a reminder, these issues are constantly being evaluated and any mentioned here should not be taken as a recommendation.

CURRENT OUTLOOK

   The situation in Asia has to be monitored. If the situation stabilizes, the market should continue its upward trend. For now, Asia's turmoil has settled any fears of inflation. Our current outlook for the coming year is positive. As mentioned above, the U.S. economy is progressing in a stable fashion. The tight labor market should relax somewhat as demand for goods overseas drops, resulting in disinflation. Increased productivity should bring about similar results. Computers are getting faster, modem speeds are increasing at the speed of light which will open new markets in the Internet, and create demand for newer and better accessories. Health care and retailing both remain strong, and we are looking for an upturn in retailing as we near the holidays.

                   TOP 10 HOLDINGS BASED ON TOTAL INVESTMENTS

             Cisco Systems, Inc.                                 2.75%
                  Computers & Data Processing

             Airborne Freight Corp.                              2.43%
                  Transportation

             Dallas Semiconductor Corp.                          2.34%
                  Semiconductors

             Systems & Computer Technology Corp.                 2.27%
                  Computer Software

             Solectron Corporation                               2.26%
                  Computers & Data Processing

             Medtronic, Inc.                                     2.09%
                  Healthcare Equipment & Services

             Theragenics Corporation                             2.08%
                  Healthcare Equipment & Services

             Kansas City Southern Industries, Inc.   2.04%
                  Transportation

             Gap, Inc.                                           2.04%
                  Apparel

             Keane, Inc.                                         1.99%
                  Computer Software

             Other                                              77.71%

                               TOP 5 INDUSTRIES -
                           BASED ON TOTAL INVESTMENTS

              6.43%           Semiconductors

             13.41%           Computer Software

              6.25%           Healthcare Equipment & Services

             10.70%           Computers & Data Processing

              9.29%           Transportation

--------------------------------------------------------------------------------
MEGATRENDS FUND
FUND MANAGER'S PERSPECTIVE
--------------------------------------------------------------------------------
A MESSAGE FROM DR. STEPHEN LEEB


INTRODUCTION

   The Fund's portfolio primarily holds equity investments in order to maximize safe growth potential, while having the flexibility to shift assets into bonds and money market securities when we believe they offer better performance and a higher level of safety than stocks. The Fund currently owns no bonds.


PERFORMANCE

   The Fund was up 3.34% for the four months ended October 31, 1997. Our expense ratio is at 1.76% (four months annualized).

                                 MEGATRENDS FUND
                           AVERAGE ANNUAL PERFORMANCE

                                   INCEPTION     5 YEAR      1 YEAR    4 MONTH
                                   ---------     ------      ------    -------
  MEGATRENDS FUND
    Inception 10/21/91               10.5%       12.4%       19.1%       3.3%
  S&P 500                            18.2%       19.8%       32.1%       3.9%
  LIPPER FLEXIBLE FUND INDEX         12.3        16.7%       18.9%       4.5%


                [LINEAR GRAPH PLOTTED FROM DATA IN TABLE BELOW]

                                                              LIPPER
                                                              FLEXIBLE
                            MEGATRENDS                        FUND
            DATE            FUND             S&P 500          INDEX
          --------          -------          -------          -------
          10/21/91          $10,000          $10,000          $10,000
           6/30/92          $10,794          $10,705          $10,599
           6/30/93          $11,527          $12,162          $12,005
           6/30/94          $11,354          $12,332          $12,158
           6/30/95          $12,739          $15,542          $14,132
           6/30/96          $14,918          $19,580          $16,282
           6/30/97          $18,009          $26,402          $19,277
          10/31/97          $18,610          $27,400          $20,150
        ................................................................
        Past performance is not predictive of future results. Investment return and principal value may fluctuate so that shares, when redeemed, may be worth more or less than their original cost.


PORTFOLIO PROFILE

   The Fund had net assets of $25.5 million as of October 31, 1997. The Fund has 86% of its investments in common stocks with 14% in cash equivalent securities.

--------------------------------------------------------------------------------
MEGATRENDS FUND
--------------------------------------------------------------------------------


THE PERIOD IN REVIEW

   The U.S. economy in 1997 can be explained in two simple phrases: stronger growth and lower inflation. Though we hope this happy state will continue indefinitely, the odds are against it. For one thing labor costs, which represent about 70 percent of inflation, continue to accelerate and are now rising at the fastest rate in almost a decade. This tells us that inflation could be just around the corner. However, this hasn't come to pass yet because the strong dollar continues to hold down prices on goods. Sooner or later the dollar will fall and that could lead to a pretty nasty spike in inflation.

   Market averages continue to make new highs. This is not surprising considering the performance of the economy. Like last year, the gains this year were largely concentrated in the blue chips. There were two events that sparked significant sell-offs this year. One was the rate hike by Mr. Greenspan in the first quarter of 1997, and the other was the continuing Asian currency crisis. These events showed how volatile and vulnerable the U.S. and world markets can be in the face of anything resembling a threat to worldwide growth.


INVESTMENT HIGHLIGHTS

   Oil stocks suffered a big bout of profit taking toward the end of 1997. Their fundamentals, however, remain solid. Indeed, as 1997 comes to an end, the world is producing 95-97% capacity in oil. We desperately need to find more oil, and the Fund has invested in oil-drilling companies such as Rowan and Schlumberger, which stand to benefit from this trend.

   The Fund is also anticipating higher food prices. Indeed, as long as growth continues in Asia--especially China and India--demand for basic foods will almost certainly outstrip supply. One of the Fund's good performers this year was Pioneer Hi-Bred, one of the surest beneficiaries of higher food prices.

   One of the biggest disappointments in the Fund in 1997 was the gold stocks. Though we don't have a heavy weighting in gold stocks, one of our investments in the gold arena includes Newmont Mining. Newmont Mining remains a strong favorite of ours, and we think that there is a good case for "what was last may end up first." If our views on inflation in 1998 come to fruition, this could turn out to be an exceptionally strong buying opportunity for gold stocks, Newmont Mining included.

--------------------------------------------------------------------------------
MEGATRENDS FUND
--------------------------------------------------------------------------------


CURRENT OUTLOOK

   Our Fund continues to be focused on the beneficiaries of worldwide growth. Our view of the world is that growth is an absolute necessity, no longer just desirable. The vast majority of stocks in the Fund, from Weyerhauser & Co, the leading forest product company in the world, to much smaller Alpine Group which makes copper wire for the telecommunications market and refractories for the steel companies, is based on worldwide economic growth. Our reasoning is pretty simple -- in Asia and the emerging economies, growth is utterly necessary if for no other reason than to control population. History shows that birth rates decline as a country's standard of living rises. In our economy, growth too is essential. One reason is that the stock market has become almost too big to fail: any threat to economic growth could have a devastating effect on the stock market which in turn could have a big effect on the overall economy. There is potential for a vicious circle here, and this is one reason the Fed has been so reluctant to raise interest rates.

   Maintaining worldwide growth will sooner or later have a cost. Our feeling is that the price will be higher inflation. Thus, the Fund will be positioned to take advantage of growth and growth with inflation.

                    TOP 10 HOLDINGS BASED ON TOTAL INVESTMENTS

                 Schlumberger                               5.35%
                      Oil & Gas Extraction & Services

                 Berkshire Hathaway, Inc.                   5.01%
                      Holding Company

                 Sotheby's Holdings, Inc.                   4.66%
                      Business Services

                 Chevron Corporation                        3.81%
                      Petroleum Refining

                 Rowan Companies, Inc.                      3.72%
                      Oil & Gas Extraction & Services

                 BRE Properties, Inc.                       3.67%
                      Real Estate Investment Trust

                 New Plan Realty Trust                      3.29%
                      Real Estate Investment Trust

                 The Coca-Cola Company                      3.24%
                      Beverages

                 Sony Corporation                           3.23%
                      Communications Equipment

                 Newmont Mining Corporation                 3.21%
                      Metal Mining

                 Other                                     60.81%

--------------------------------------------------------------------------------
MEGATRENDS FUND
--------------------------------------------------------------------------------


                               TOP 5 INDUSTRIES -
                           BASED ON TOTAL INVESTMENTS

             6.39%                 Business Services
            13.83%                 Oil & Gas Extraction & Services
             5.01%                 Holding Company
             7.91%                 Metal Mining
             6.96%                 Real Estate Investments Trusts

--------------------------------------------------------------------------------
ADRIAN DAY GLOBAL OPPORTUNITY FUND
FUND MANAGER'S PERSPECTIVE
--------------------------------------------------------------------------------
A MESSAGE FROM ADRIAN DAY


INTRODUCTION

   Early 1997 was not an easy time for a value manager to start an equity fund. Major stock markets around the world had already risen considerably in the previous period and many were overvalued by traditional valuation yardsticks. Nonetheless, the Adrian Day Global Opportunity Fund found good value among bluechips and emerging companies around the world--we just had to look harder.

PERFORMANCE

At October 31, 1997, the Fund was down 10.40% since its inception on February 20, 1997.

                    ADRIAN DAY GLOBAL OPPORTUNITY FUND
                        AVERAGE ANNUAL PERFORMANCE

                                                      INCEPTION
                                                      ---------
          ADRIAN DAY GLOBAL OPPORTUNITY FUND
               Inception 2/20/97                       (10.4%)
          S&P 500                                       15.5%
          MSCI WORLD INDEX                               8.1%


                [LINEAR GRAPH PLOTTED FROM DATA IN TABLE BELOW]

                            ADRIAN DAY
                            GLOBAL                            MSCI
                            OPPORTUNITY                       WORLD
           DATE             FUND             S&P 500          INDEX
           -------          -------          -------          -------
           2/20/97          $10,000          $10,000          $10,000
           3/31/97          $ 9,730          $ 9,465          $ 9,719
           4/30/97          $ 9,550          $10,029          $10,022
           5/31/97          $ 9,690          $10,640          $10,626
           6/30/97          $ 9,670          $11,116          $11,142
           7/31/97          $ 9,710          $12,000          $11,641
           8/31/97          $ 9,590          $11,328          $10,848
           9/30/97          $ 9,660          $11,948          $11,424
          10/31/97          $ 8,960          $11,550          $10,808
        ................................................................
        Past performance is not predictive of future results. Investment return and principal value may fluctuate so that shares, when redeemed, may be worth more or less than their original cost.

--------------------------------------------------------------------------------
ADRIAN DAY GLOBAL OPPORTUNITY FUND
--------------------------------------------------------------------------------


PORTFOLIO PROFILE

   The Fund had net assets of $3.4 million as of October 31, 1997, and our expense ratio is voluntarily capped at an annualized 2.5%.

   For the time being cash holdings comprise 47% of investments, though we are buying quality stocks on downturns.


THE PERIOD IN REVIEW

   We were early in Asia, and we hold quality companies there that were very inexpensive. The currency crisis that started in Thailand has spread, first to other "Little Tigers" in Asia, and then to Hong Kong. The major equity markets in North America and Europe were affected by fears of a slowdown in exports and by deflation.

   The fears of deflation may be a little overdone, but the Asian crisis will affect earnings in the major markets, particularly among exporters. Given that the large multinational companies and many broad markets are already overvalued on an earnings basis, a slowdown in earnings could have a serious impact on equity prices.


INVESTMENT HIGHLIGHTS

   We have been buying quality gold stocks. This sector does have the ability to move contrary to the broad market, so we see the holdings as a defensive position. Gold stocks comprise over 10% of the Fund's holdings. We are emphasizing the best quality companies with low cost, large scale reserves, proven management and strong balance sheets, such as Freeport-McMoran and Franco-Nevada.

   At the same time, we continue to be alert to opportunities to buy quality global companies on any declines in particular markets or sectors. For example, we bought HSBC Holdings, the world's largest banking group, after the Hong Kong market declined. It would be foolhardy to assert with any degree of certainty that the lows in this stock are behind us. But we did acquire one of the world's great companies at a good price and we feel confident holding such a company for the long haul. We will continue to watch for similar opportunities.

--------------------------------------------------------------------------------
ADRIAN DAY GLOBAL OPPORTUNITY FUND
--------------------------------------------------------------------------------


CURRENT OUTLOOK

   We remain cautious. We are currently positioned in non-correlated markets and sectors, that is, in areas that could be expected to hold up well even if the U.S. and other major stock markets decline in the coming months. Among the least correlated areas are the small markets in Asia.

   Our emphasis is on economies that remain fundamentally strong, such as the Philippines and Indonesia. Though we are not looking for an immediate rebound, the Asia miracle is not dead, and we do expect these holdings to do very well for us over the long term. Of course, the smaller countries in Asia will only make up a small part of the Fund.

   Overall, we are building a portfolio of great global companies, slowly, prudently, while holding a significant amount of cash, both as a defensive measure and also to enable us to buy more of the great companies if markets decline more.

                    TOP 10 HOLDINGS BASED ON TOTAL INVESTMENTS

                    Freeport McMoran Copper & Gold        3.43%
                         Gold & Silver Mining

                    Yuma Copper Units                     2.26%
                         Base Metal Mining

                    Freeport McMoran, Inc.                1.92%
                         Fertilizer

                    Newmont Mining Corporation            1.77%
                         Gold Mining

                    Euro-Nevada Mining Corporation        1.50%
                         Gold Mining

                    Tea Plantation Investment Trust       1.23%
                         Investment Companies

                    Booker plc                            1.18%
                         Retail

                    Pan American Silver                   1.14%
                         Silver Mining

                    PLD Telekom, Inc.                     1.11%
                         Communications

                    Other                                82.90%

--------------------------------------------------------------------------------
ADRIAN DAY GLOBAL OPPORTUNITY FUND
--------------------------------------------------------------------------------


                               TOP 5 INDUSTRIES -
                           BASED ON TOTAL INVESTMENTS

                    3.73%               Diversified Operations
                   10.48%               Gold Mining
                    2.96%               Investment Companies
                    4.53%               Communications
                    3.91%               Banking

--------------------------------------------------------------------------------
REGENT EASTERN EUROPEAN FUND
FUND MANAGER'S PERSPECTIVE
--------------------------------------------------------------------------------
A MESSAGE FROM DOMINIC BOKOR-INGRAM


INTRODUCTION

   The Regent Eastern European Fund invests in dynamic companies in the emerging markets of Eastern Europe, including Russian and other countries within the former Soviet Union. The Fund seeks to achieve long-term growth of capital.


PERFORMANCE

                       REGENT EASTERN EUROPEAN FUND
                        AVERAGE ANNUAL PERFORMANCE

                                                   INCEPTION
                                                   ---------
             REGENT EASTERN EUROPEAN FUND
                  Inception 3/31/97                  11.9%
             S&P 500                                 22.0%
             CENTRAL EUROPEAN INDEX                  (5.3)%
             RUSSIAN INDEX                           40.2%


                [LINEAR GRAPH PLOTTED FROM DATA IN TABLE BELOW]

                      REGENT
                      EASTERN                                      CENTRAL
                      EUROPEAN                      RUSSIAN        EUROPEAN
       DATE           FUND           S&P 500        INDEX          INDEX
       -------        -------        -------        -------        -------
       3/31/97        $10,000        $10,000        $10,000        $10,000
       4/30/97        $10,360        $10,596        $10,660        $ 9,733
       5/31/97        $10,440        $11,241        $11,804        $ 9,314
       6/30/97        $11,190        $11,744        $13,894        $ 9,289
       7/31/97        $11,950        $12,678        $16,809        $ 9,578
       8/31/97        $11,750        $11,969        $15,758        $ 9,803
       9/30/97        $12,480        $12,624        $16,542        $10,354
      10/31/97        $11,190        $12,203        $14,015        $ 9,473
        ................................................................
        Past performance is not predictive of future results. Investment return and principal value may fluctuate so that shares, when redeemed, may be worth more or less than their original cost.


   The Fund is up 11.90% since it began operations on March 31,1997. The period was on the whole a strong one for the major Eastern European markets.


PORTFOLIO PROFILE

   The Fund had net assets of $8.8 million as of October 31, 1997. Our annual expense ratio is voluntarily capped at 3.25%.

--------------------------------------------------------------------------------
REGENT EASTERN EUROPEAN FUND
--------------------------------------------------------------------------------


THE PERIOD IN REVIEW

   Russia, the largest market, was also the strongest performer. Hungary was also positive although declines were experienced in Poland and the Czech Republic. More encouraging than the performance of the stock markets was the performance of the underlying economies. In these major markets, the first phase of the transition process is now complete, and the benefits of the early, painful years which required the political will to follow the reform process through, are now beginning to show dividends.

   Poland was a big loser in the period, falling by over 15%. The major factor influencing the market was the government elections held in September, resulting in a satisfactory outcome. Once the current account deficit fears have been overcome, the attractive equity market valuation and extremely strong GDP growth should provide for strong growth in the equity market over the coming months.

   The Czech market was another loser, and we are still substantially avoiding that market. The fundamental problems surround the lack of reform at the micro-level of the economy, with company restructuring lagging well behind the rest of the region. A large current account deficit which has led to a devaluation of the Czech Koruna, together with a very unstable political outlook due to the incumbent government having a majority of one, make the outlook for the equity market uncertain at best. Until there is a clear commitment from the government for a continuation of the reform process, we do not expect much upside in the market.


INVESTMENT HIGHLIGHTS

   Russia has experienced economic growth in September and October; the first two months of economic growth since the start of the transition process. We expect 1998 to be the first full year of economic growth, and for the growth rate subsequently to move toward the Eastern European average of approximately 5%. Inflation has now been brought under control and is forecast to reach single digits in 1998. With large hard currency inflows, increased portfolio and direct investment, and the enormous revenues generated by natural resources such as oil and gas, the Russian currency has been stable over the past six months and is expected to remain stable.

   Hungary continues to move smoothly down the reform path, with more progress being made at the micro-economic level than in the rest of the region. This was evident in very strong corporate earnings, leading to better than expected GDP growth numbers following the austerity package imposed in 1995 and 1996. With corporate earnings keeping pace with the performance of the market, valuations are still undemanding and therefore, following the recent correction, we expect continual growth in the market.

--------------------------------------------------------------------------------
REGENT EASTERN EUROPEAN FUND
--------------------------------------------------------------------------------


CURRENT OUTLOOK

   Our outlook for the next 6 months in the region remains positive, particularly in the light of potential reallocation of emerging market money from the Asian markets. Hungary and Russia will, we believe, continue to lead the region's markets upwards with Poland showing the potential for a strong rally in early 1998. We continue to search for value in some of the newer markets.

                    TOP 10 HOLDINGS BASED ON TOTAL INVESTMENTS

               A.O. Tatneft, ADR                              6.48%
                    Oil & Gas Extraction

               Unified Energy Systems                         5.38%
                    Electric Services

               Hungarian InveStment Co., Ltd.                  5.28%
                    Investment Companies

               Lukoil Holding                                 5.14%
                    Oil & Gas Extraction

               Graboplast Rt                                  4.89%
                    Manufacturing

               MOL Magyar Olaj-es Gazipari Rt.    4.72%
                    Oil & Gas Extraction

               Rostelekom                                     3.89%
                    Communications

               EGIS Pharmaceuticals, Ltd.                     3.68%
                    Pharmaceuticals

               KGHM Polska Miedz                              3.28%
                    Metals Mining

               Mosenergo                                      3.21%
                    Electric Services

               Other                                         54.05%

--------------------------------------------------------------------------------
REGENT EASTERN EUROPEAN FUND
--------------------------------------------------------------------------------


                               TOP 5 INDUSTRIES -
                           BASED ON TOTAL INVESTMENTS

               7.23%               Manufacturing
              16.33%               Oil & Gas Extraction
               5.73%               Investment Companies
              11.42%               Electric Services
               8.23%               Communications

--------------------------------------------------------------------------------
BONNEL GROWTH FUND
PORTFOLIO OF INVESTMENTS                                        October 31, 1997
--------------------------------------------------------------------------------

COMMON STOCKS  99.76%                         SHARES       VALUE

AIRCRAFT   2.98%
--------------------------------------------------------------------------------
             General Dynamics Corporation     25,000     $2,029,687
             Sundstrand Corporation           20,000      1,087,500
                                                         ----------
                                                          3,117,187


APPAREL    5.21%
--------------------------------------------------------------------------------
             Dress Barn                       10,000        253,750*
             Gap, Inc.                        40,000      2,127,500
             Intimate Brands, Inc.            10,000        213,750
             Jones Apparel Group, Inc.        25,000      1,271,875*
             Men's Wearhouse, Inc.             5,000        193,750*
             Pacific Sunwear of California     7,500        207,188*
             Stein Mart, Inc.                 10,000        292,500*
             VF Corporation                   10,000        893,750
                                                         ----------
                                                          5,454,063

ASPHALT FELTS & COATINGS    .35%
--------------------------------------------------------------------------------
             Elcor Corporation                10,000        365,625


BUILDING PRODUCTS   2.63%
--------------------------------------------------------------------------------
             Martin Marietta Materials, Inc.  15,000        523,125
             Modtech, Inc.                     5,000        115,000*
             Oregon Metallurgical Corp.       20,000        468,750*
             Texas Industries, Inc.           20,000        948,750
             Tredegar Industries, Inc.        10,000        698,750
                                                         ----------
                                                          2,754,375

BUSINESS SERVICES   4.66%
--------------------------------------------------------------------------------
             Actrade International, Ltd.      25,000        606,250*
             Computer Horizons Corporation    10,000        303,750*
             Concord EFS, Inc.                38,000      1,128,125*
             Logic Works, Inc.                10,000         93,750*
             Lo-Jack Corporation              30,000        416,250*
             Pre-Paid Legal Services, Inc.    10,000        302,500*
             Sapient Corporation              20,000      1,065,000*
             Wind River Systems               25,000        959,375*
                                                         ----------
                                                          4,875,000


CARPETS & RUGS   .29%
--------------------------------------------------------------------------------
             Mohawk Industries, Inc.          10,000        307,500*

--------------------------------------------------------------------------------
BONNEL GROWTH FUND
PORTFOLIO OF INVESTMENTS
--------------------------------------------------------------------------------

COMMON STOCKS                                 SHARES        VALUE

COMMUNICATION EQUIPMENT    3.72%
--------------------------------------------------------------------------------
             Adtran, Inc.                     20,000     $  720,000*
             Communication Systems, Inc.      30,000        517,500
             Digital Microwave Corporation    50,000      1,800,000*
             Scientific Atlanta               30,000        556,875
             Yurie Systems, Inc.              10,000        303,125*
                                                         ----------
                                                          3,897,500

COMPUTER SOFTWARE   13.38%
--------------------------------------------------------------------------------
        Aladdin Knowledge Systems, Ltd.       25,000        387,500*
        Analysts International Corp.          15,000        676,875
        Applied Voice Technology, Inc.        10,000        260,000*
        Baan Company NV                       10,000        701,250*
        Cambridge Technology Partners         20,000        730,000*
        Citrix Systems, Inc.                  25,000      1,835,937*
        Datastream Systems, Inc.              30,000        915,000*
        Keane, Inc.                           70,000      2,073,750*
        Legato Systems, Inc.                  20,000        855,000*
        Platinum Technology, Inc.             30,000        727,500*
        Siebel Systems, Inc.                  30,000      1,211,250*
        Symantec Corporation                  40,000        875,000*
        System Software Associates, Inc.      20,000        235,000*
        Systems & Computer Technology Corp.   55,000      2,371,875*
        Timberline Software Corp.             10,000        147,500
                                                         ----------
                                                         14,003,437


COMPUTERS & DATA PROCESSING   10.67%
--------------------------------------------------------------------------------
             Cisco Systems, Inc.              35,000      2,871,094*
             Dell Computer Corporation        25,000      2,003,125*
             Lexmark International Group      20,000        611,250*
             MicroAge, Inc.                   20,000        440,000*
             Quantum Corporation              15,000        474,375*
             Rainbow Technologies             10,000        246,250*
             SBE, Inc.                        20,000        280,000*
             Smart Modular Technologies, Inc. 30,000      1,492,500*
             Solectron Corporation            60,000      2,355,000*
             Symbol Technologies, Inc.        10,000        397,500
                                                         ----------
                                                         11,171,094

--------------------------------------------------------------------------------
BONNEL GROWTH FUND
PORTFOLIO OF INVESTMENTS
--------------------------------------------------------------------------------

COMMON STOCKS                                 SHARES        VALUE

DOLLS & STUFFED TOYS   .48%
--------------------------------------------------------------------------------
             THQ, Inc.                        30,000     $  498,750*


EATING & DRINKING PLACES   1.07%
--------------------------------------------------------------------------------
             Landry's Seafood Restaurants     40,000     1,120,000*


ELECTRONICS & COMPONENTS   3.96%
--------------------------------------------------------------------------------
             Bel Fuse, Inc.                    5,000        101,250*
             Cohu, Inc.                        5,000        187,187
             Helix Technology Corporation      5,000        225,000
             HMT Technology Corporation       20,000        337,500*
             Molex, Inc.                      32,500      1,218,750
             Nam Tai Electronics, Inc.        30,000        614,063
             Uniphase Corporation             10,000        671,250*
             Veeco Instruments, Inc.          20,000        792,500*
                                                         ----------
                                                          4,147,500


ENTERTAINMENT   .21%
--------------------------------------------------------------------------------
             Rio Hotel & Casino, Inc.         10,000        219,375*

FABRICATED RUBBER PRODUCTS   1.52%
--------------------------------------------------------------------------------
             Safeskin Corporation             35,000      1,588,125*

FACILITIES SUPPORT MANAGEMENT SERVICES   .44%
--------------------------------------------------------------------------------
             Corrections Corp. of America     15,000        457,500*

FINANCIAL SERVICES   2.80%
--------------------------------------------------------------------------------
             Bear Stearns Companies, Inc.     20,000        793,750
             Charles Schwab Corporation       20,000        682,500
             Merrill Lynch & Co., Inc.        15,000      1,014,375
             Paine Webber Group, Inc.         10,000        441,875
                                                         ----------
                                                          2,932,500

FLUID POWER PUMPS & MOTORS   1.20%
--------------------------------------------------------------------------------
             Parker-Hannifin Corporation      30,000      1,254,375

GENERAL MERCHANDISE STORES   .29%
--------------------------------------------------------------------------------
             99 Cents Only Stores              5,000        187,812*
             Tuesday Morning                   5,000        121,250*
                                                         ----------
                                                            309,062

--------------------------------------------------------------------------------
BONNEL GROWTH FUND
PORTFOLIO OF INVESTMENTS
--------------------------------------------------------------------------------

COMMON STOCKS                                 SHARES        VALUE

GLASS CONTAINERS & PRODUCTS   2.42%
--------------------------------------------------------------------------------
             Gentex Corporation               40,000     $  980,000*
             Owens-Illinois, Inc.             45,000      1,552,500*
                                                         ----------
                                                          2,532,500

HEALTHCARE EQUIPMENT & SERVICES   6.24%
--------------------------------------------------------------------------------
             Diagnostic Health Services, Inc. 40,000        485,000*
             Gulf South Medical Supply        10,000        330,000*
             Insight Enterprises, Inc.        10,000        391,250*
             Medtronic, Inc.                  50,000      2,175,000
             National Surgery Centers, Inc.    5,000        125,000*
             Osteotech, Inc.                  30,000        600,000*
             Res-Care, Inc.                   10,000        240,000*
             Theragenics Corporation          50,000      2,181,250*
                                                         ----------
                                                          6,527,500

INSURANCE AGENTS   .87%
--------------------------------------------------------------------------------
             Concentra Managed Care, Inc.     27,860        908,932*

MACHINERY   3.07%
--------------------------------------------------------------------------------
             Applied Science & Technology     10,000        197,500*
             Gehl Company                     10,000        210,156*
             General Scanning, Inc.           20,000        516,250*
             Orbotech Ltd.                    40,000      1,710,000*
             Presstek, Inc.                    5,000        154,688*
             SI Handling Systems, Inc.        20,000        420,000
                                                         ----------
                                                          3,208,594

MEASURING & CONTROLLING DEVICES   1.57%
--------------------------------------------------------------------------------
             Input/Output, Inc.               45,000      1,206,563*
             SCI Systems, Inc.                10,000        440,000*
                                                         ----------
                                                          1,646,563

MOTOR VEHICLE PARTS   .13%
--------------------------------------------------------------------------------
             Strattec Security Corporation     5,000        136,250*

MOTORCYCLES   .80%
--------------------------------------------------------------------------------
             Harley Davidson, Inc.            30,000        832,500

--------------------------------------------------------------------------------
BONNEL GROWTH FUND
PORTFOLIO OF INVESTMENTS
--------------------------------------------------------------------------------

COMMON STOCKS                                 SHARES        VALUE

OIL & GAS EXTRACTION SERVICES   2.87%
--------------------------------------------------------------------------------
             Pool Energy Services             60,000     $2,036,250*
             Rowan Companies, Inc.            25,000        971,875*
                                                         ----------
                                                          3,008,125

PHARMACEUTICALS   3.16%
--------------------------------------------------------------------------------
             Biovail, Corp.                   10,000        288,750*
             Columbia Laboratories            30,000        480,000*
             Jones Medical Industries, Inc.   10,000        301,250
             Nature's Sunshine Products        5,000        115,625
             Rexall Sundown, Inc.             20,000        437,500*
             Schering-Plough Corporation      30,000      1,681,875
                                                         ----------
                                                          3,305,000

PHOTOGRAPHIC EQUIPMENT   .54%
--------------------------------------------------------------------------------
             Ballantyne of Omaha, Inc.        10,000        167,500*
             Xerox                             5,000        396,563
                                                         ----------
                                                            564,063

PUBLISHING & PRINTING    1.42%
--------------------------------------------------------------------------------
             McGraw-Hill Companies, Inc.      10,000        653,750
             Tribune Company                  15,000        826,875
                                                         ----------
                                                          1,480,625

SEMICONDUCTORS   6.42%
--------------------------------------------------------------------------------
             Dallas Semiconductor Corp.       50,000      2,443,750
             Level One Communications         35,000      1,575,000*
             Semtech Corporation              40,000      1,862,500*
             Siliconix, Inc.                  18,000        831,375*
                                                         ----------
                                                          6,712,625

TELECOMMUNICATIONS   4.50%
--------------------------------------------------------------------------------
             Cognitronics Corporation         30,000        495,000*
             Coherent Communications Systems  60,000      1,815,000*
             Lucent Technologies              20,000      1,648,750
             Teleflex, Inc.                   20,000        745,000
                                                         ----------
                                                          4,703,750

TOOLS   .62%
--------------------------------------------------------------------------------
             Snap-On, Inc.                    15,000        645,000

--------------------------------------------------------------------------------
BONNEL GROWTH FUND
PORTFOLIO OF INVESTMENTS
--------------------------------------------------------------------------------

COMMON STOCKS                                 SHARES        VALUE

TRANSPORTATION   9.27%
--------------------------------------------------------------------------------
             Airborne Freight Corporation     40,000     $2,535,000
             American Freightways Corp.       20,000        310,000*
             Celadon Group                    10,000        146,250*
             Comair Holdings, Inc.            50,000      1,837,500
             Kansas City Southern
               Industries, Inc.               70,000      2,135,000
             Rent-Way, Inc.                   30,000        543,750*
             Rural / Metro Corporation        10,000        347,500*
             Superior Services, Inc.          20,000        535,000*
             Tidewater, Inc.                  20,000      1,313,750
                                                         ----------
                                                          9,703,750

--------------------------------------------------------------------------------
TOTAL COMMON STOCKS                                     104,388,745
--------------------------------------------------------------------------------
   (cost $98,195,515)

                                             PRINCIPAL
REPURCHASE AGREEMENT   .02%                   AMOUNT

   Joint Repurchase Agreement Account,
      Dean Witter, Inc., 10/31/97,
      5.7%, due 11/3/97, repurchase
      price $22,437 collateralized by
      U.S. Government and Agency
      securities held in a joint
      repurchase account (cost
      $22,426)                               $ 22,426        22,426

--------------------------------------------------------------------------------
TOTAL INVESTMENTS   99.78%                              104,411,171
--------------------------------------------------------------------------------
   (cost $98,217,941)
Other assets and liabilities, net   .22%                    232,214
                                                       ------------
NET ASSETS 100%                                        $104,643,385
                                                       ============

* Non-income producing.

                See accompanying notes to financial statements.

--------------------------------------------------------------------------------
MEGATRENDS FUND
PORTFOLIO OF INVESTMENTS                                        October 31, 1997
--------------------------------------------------------------------------------

COMMON STOCKS   88.11%                        SHARES        VALUE

AIRCRAFT   3.00%
--------------------------------------------------------------------------------
             The Boeing Company               16,000     $  766,000

BEVERAGES   3.33%
--------------------------------------------------------------------------------
             The Coca-Cola Company            15,000        847,500

BUILDING PRODUCTS   4.17%
--------------------------------------------------------------------------------
             International Comfort
               Products Corp.                 30,000        225,000
             Royal Group Technologies Ltd.    33,000        837,375
                                                         ----------
                                                          1,062,375

BUSINESS SERVICES   6.56%
--------------------------------------------------------------------------------
             Fluor Corporation                11,000        452,375
             Sotheby's Holdings, Inc.,
               Class A                        65,000      1,218,750
                                                         ----------
                                                          1,671,125

COMMUNICATIONS EQUIPMENT   3.31%
--------------------------------------------------------------------------------
             Sony Corporation, ADR            10,000        843,750

COMPUTERS & DATA PROCESSING   2.55%
--------------------------------------------------------------------------------
             Microsoft Corporation             5,000        650,000*

CORDAGE & TWINE   2.88%
--------------------------------------------------------------------------------
             Alpine Group Inc.                50,000        734,375

ELECTRONICS & COMPONENTS   1.51%
--------------------------------------------------------------------------------
             Intel Corporation                 5,000        385,000

ENTERTAINMENT   2.90%
--------------------------------------------------------------------------------
             The Walt Disney Company           9,000        740,250

FARMING   1.11%
--------------------------------------------------------------------------------
             Pioneer Hi-Bred
               International, Inc.             3,100        284,038

FOOD STORES   1.24%
--------------------------------------------------------------------------------
             General Nutrition Co.            10,000        315,000

FINANCIAL SERVICES   3.10%
--------------------------------------------------------------------------------
             Fannie Mae                       16,300        789,531

FORESTRY   2.81%
--------------------------------------------------------------------------------
             Weyerhauser Company              15,000        716,250

--------------------------------------------------------------------------------
MEGATRENDS FUND
PORTFOLIO OF INVESTMENTS
--------------------------------------------------------------------------------

COMMON STOCKS                                 SHARES        VALUE

HEALTHCARE EQUIPMENT   2.71%
--------------------------------------------------------------------------------
             ThermoTrex Corporation           30,000     $  690,000*

HOLDING COMPANY   5.14%
--------------------------------------------------------------------------------
             Berkshire Hathaway, Inc.,
               Class A                            30      1,311,000*

HOUSEHOLD APPLIANCES   2.53%
--------------------------------------------------------------------------------
             General Electric Company         10,000        645,625

INSURANCE   4.54%
--------------------------------------------------------------------------------
             American International
               Group, Inc                      5,000        510,312
             Hartford Financial Services
               Group, Inc.                     8,000        648,000
                                                         ----------
                                                          1,158,312

METAL MINING   8.11%
--------------------------------------------------------------------------------
             Barrick Gold Corporation         14,000        287,875
             Cyprus Amax Minerals Company     40,000        837,500
             Newmont Mining Corporation       24,000        840,000
             TVX Gold, Inc.                   24,000        102,000*
                                                         ----------
                                                          2,067,375

MOTOR VEHICLES    1.38%
--------------------------------------------------------------------------------
             Chrysler Corporation             10,000        352,500

OIL & GAS EXTRACTION & SERVICES   14.19%
--------------------------------------------------------------------------------
             Apache Corporation               12,000        504,000
             ENSCO International Incorporated 17,600        740,300*
             Rowan Companies, Inc.            25,000        971,875*
             Schlumberger Ltd.                16,000      1,400,000
                                                         ----------
                                                          3,616,175

PETROLEUM REFINING   3.90%
--------------------------------------------------------------------------------
             Chevron Corporation              12,000        995,250

REAL ESTATE INVESTMENT TRUST   7.14%
--------------------------------------------------------------------------------
             BRE Properties, Inc., Class A    35,000        960,313
             New Plan Realty Trust            36,000        859,500
                                                         ----------
                                                          1,819,813

--------------------------------------------------------------------------------
TOTAL COMMON STOCKS                                      22,461,244
--------------------------------------------------------------------------------
   (cost $17,729,957)

--------------------------------------------------------------------------------
MEGATRENDS FUND
PORTFOLIO OF INVESTMENTS
--------------------------------------------------------------------------------

                                          PRINCIPAL
REPURCHASE AGREEMENT   14.46%              AMOUNT          VALUE
Joint Repurchase Agreement Account,
   Dean Witter, Inc., 10/31/97, 5.7%,
   due 11/3/97, repurchase price
   $3,687,310, collateralized by U.S.
   Government and Agency securities
   held in a joint repurchase account
   (cost $3,685,559)                     $ 3,685,559    $ 3,685,559

--------------------------------------------------------------------------------
TOTAL INVESTMENTS   102.57%                              26,146,803
--------------------------------------------------------------------------------
   (cost $21,415,516)
Other assets and liabilities, net (2.57)%                  (654,802)
                                                        -----------
NET ASSETS 100%                                         $25,492,001
                                                        ===========


                            * Non-income producing.

                See accompanying notes to financial statements.

--------------------------------------------------------------------------------
ADRIAN DAY GLOBAL OPPORTUNITY FUND
PORTFOLIO OF INVESTMENTS                                        October 31, 1997
--------------------------------------------------------------------------------

COMMON AND
PREFERRED STOCKS    54.88%                    SHARES        VALUE

AGRICULTURE    .63%
--------------------------------------------------------------------------------
             United Palm Oil Industry         25,000     $   21,685

AIR TRANSPORTATION    .86%
--------------------------------------------------------------------------------
             British Airways,  ADR               300         29,437

BANKS   4.06%
--------------------------------------------------------------------------------
             Banco BHIF,  ADR                  1,500         25,968
             Bank Fuer International Zahlungs      5         35,052
             HSBC Holdings plc                 1,200         27,162
             Security Bank Corporation        30,000         15,700*
             Siam Commercial Bank plc          4,000          7,782
             Thai Farmers Bank
               Public Co., Ltd.               10,000         27,261*
                                                         ----------
                                                            138,925

BASE METAL MINING   2.95%
--------------------------------------------------------------------------------
             Inco, Ltd.                        1,000         20,625
             Yuma Copper Company Units (RS)   60,000         80,478*
                                                         ----------
                                                            101,103

BEVERAGES   .00%
--------------------------------------------------------------------------------
             Buenos Aires Embotelladora,  ADR  4,000              0*

CHEMICALS   2.39%
--------------------------------------------------------------------------------
             E.I. DuPont de Nemours & Co.        500         28,438
             ICI Australia, Ltd.               4,000         30,099
             Millennium Chemical, Inc.         1,000         23,500
                                                         ----------
                                                             82,037

COMMERCIAL SERVICES   .53%
--------------------------------------------------------------------------------
             Trans Zambesi Industries, Ltd.   30,000         18,000

COMMUNICATIONS   4.70%
--------------------------------------------------------------------------------
             AirTouch Communications, Inc.     1,000         38,625*
             Digital Telecom Philippines      300,000        14,596*
             Jasmine International Public
               Co., Ltd.                      25,000         13,940
             PLD Telekom, Inc.                 5,000         39,375*
             PT Indosat,  ADR                  1,000         23,688
             SK Telecommunications Co., Ltd.   2,000         11,000
             Telefonica de Peru S.A.,   ADR    1,000         19,750
                                                         ----------
                                                            160,974

--------------------------------------------------------------------------------
ADRIAN DAY GLOBAL OPPORTUNITY FUND
PORTFOLIO OF INVESTMENTS
--------------------------------------------------------------------------------

COMMON AND
PREFERRED STOCKS                              SHARES        VALUE

DIVERSIFIED MINING    .59%
--------------------------------------------------------------------------------
             Minorco SA, ADR                   1,000     $   20,375


DIVERSIFIED OPERATIONS   3.87%
--------------------------------------------------------------------------------
             Brierley Investment, Ltd.        40,000         30,884
             BTR plc, ADR                      2,500         33,825
             First Pacific Company, Ltd.      14,000          8,827
             Lonrho plc                       20,000         32,882
             PT Bakrie & Brothers             80,000         13,870
             Semi-Tech Corp., Class A         10,000         12,207*
                                                         ----------
                                                            132,495

ELECTRIC UTILITIES   2.15%
--------------------------------------------------------------------------------
             Enersis S.A., ADR                 1,000         33,000
             Empresa Nacional Electricidad,
               ADR                               800         16,100
             Korea Electric Power Corp.,  ADR  3,000         24,563
                                                         ----------
                                                             73,663

FERTILIZER   2.85%
--------------------------------------------------------------------------------
             Freeport McMoRan, Inc.            2,000         68,250
             Freeport McMoRan Resources LP     3,000         29,438
                                                         ----------
                                                             97,688

FINANCIAL SERVICES   1.85%
--------------------------------------------------------------------------------
             Global Equity Corporation        10,000         22,001*
             Guinness Peat Group plc          50,000         27,395
             London Pacific Group Ltd.,  ADR   1,000         13,938
                                                         ----------
                                                             63,334

FOOD PRODUCTS   .89%
--------------------------------------------------------------------------------
             Group Danone,  ADR                1,000         30,640

FORESTRY   .90%
--------------------------------------------------------------------------------
             Fletcher Challenge Forests        3,000         30,750

GLASS CONTAINERS   .36%
--------------------------------------------------------------------------------
             Thai Glass Industries             7,300         12,483

--------------------------------------------------------------------------------
ADRIAN DAY GLOBAL OPPORTUNITY FUND
PORTFOLIO OF INVESTMENTS
--------------------------------------------------------------------------------

COMMON AND
PREFERRED STOCKS                              SHARES        VALUE

GOLD MINING   10.88%
--------------------------------------------------------------------------------
             Bema Gold Corporation             9,000     $   28,688*
             Corriente Resources, Inc.         2,000          1,987*
             Eldorado Gold Corporation, Ltd.  17,000         32,575*
             Euro-Nevada Mining Corporation    3,500         53,156
             Franco Nevada Mining Corp., Ltd.  2,400         55,442
             Freeport McMoran Copper & Gold    2,500         57,656
             Freeport McMoran Copper & Gold,
               Preferred Class C               1,000         27,375
             Miramar Mining Corporation        6,500         18,452*
             Newmont Mining Corporation        1,800         63,000
             Pangea Goldfields, Inc.           5,000          8,871*
             Trillion Resources, Ltd.         10,000         25,549*
                                                         ----------
                                                            372,750

HOTELS   1.21%
--------------------------------------------------------------------------------
             Mandarin Oriental
               International, Ltd             30,000         23,700
             Shangri-La Asia Limited          24,000         17,849
                                                         ----------
                                                             41,549

INSURANCE   2.82%
--------------------------------------------------------------------------------
             Bangkok Insurance Public
               Company                         1,000          8,625
             Istituto Nazionale,  ADR          2,000         32,625
             Jardine Lloyd Thompson Group     10,000         28,856
             PT Asuransi Lippo Life           200,000        26,352
                                                         ----------
                                                             96,458

INVESTMENT COMPANIES   3.07%
--------------------------------------------------------------------------------
             Czech Republic Fund, Inc.         2,000         24,000
             India Fund, Inc.                  3,000         24,750
             Korea Fund, Inc.                  1,394         11,413*
             Tea Plantation Investment Trust  23,571         43,894*
             Tea Plantation Investment Trust
               Warrants                        1,714          1,208*
                                                         ----------
                                                            105,265

OIL & GAS EXTRACTION   .82%
--------------------------------------------------------------------------------
             Eni Spa, ADR                        500         28,188

PAPER & ALLIED PRODUCTS   .67%
--------------------------------------------------------------------------------
             PT Indah Kiat Pulp &
               Paper Corp.                    60,000         22,884

--------------------------------------------------------------------------------
ADRIAN DAY GLOBAL OPPORTUNITY FUND
PORTFOLIO OF INVESTMENTS
--------------------------------------------------------------------------------

COMMON AND
PREFERRED STOCKS                              SHARES        VALUE

REAL ESTATE   .54%
--------------------------------------------------------------------------------
             JG Summit Holdings, Inc.         175,000    $   18,564

RETAIL   2.26%
--------------------------------------------------------------------------------
             Booker plc                        8,000         42,075
             Singer Company N.V                1,500         20,344
             Thakral Corporation, Ltd.        25,000         15,000
                                                         ----------
                                                             77,419

SILVER MINING   2.26%
--------------------------------------------------------------------------------
             Freeport McMoran Copper & Gold,
               Preferred Class D               2,000         36,750
             Pan American Silver               5,000         40,625*
                                                         ----------
                                                             77,375
TOBACCO   .77%
--------------------------------------------------------------------------------
             B.A.T. Industries plc             3,000         26,247

--------------------------------------------------------------------------------
TOTAL COMMON AND PREFERRED STOCKS                         1,880,289
--------------------------------------------------------------------------------
   (cost $2,222,111)

                                            PRINCIPAL
REPURCHASE AGREEMENT   48.90%                AMOUNT

Joint Repurchase Agreement Accounts,
   10/31/97, due 11/3/97,
   collateralized by U.S. Government
   and Agency securities held in joint
   repurchase accounts:

   5.7%, Dean Witter, Inc., repurchase
   price $854,630                          $ 854,224        854,224

   5.68%, Prudential Securities, Inc.,
   repurchase price $821,389                 821,000        821,000


--------------------------------------------------------------------------------
TOTAL REPURCHASE AGREEMENTS                               1,675,224
--------------------------------------------------------------------------------
   (cost $1,675,224)

--------------------------------------------------------------------------------
TOTAL INVESTMENTS   103.78%                               3,555,513
--------------------------------------------------------------------------------
   (cost $3,897,335)
Other assets and liabilities, net   (3.78)%                (129,598)
                                                         ----------
NET ASSETS 100%                                          $3,425,914
                                                         ==========


ADR -  American  Depository  Receipt
RS -  Restricted  Security,  See  Note  1A
*Non-income producing

                See accompanying notes to financial statements.

--------------------------------------------------------------------------------
PORTFOLIO OF INVESTMENTS                                        October 31, 1997
--------------------------------------------------------------------------------

GLOBAL PORTFOLIO SECURITIES
BY COUNTRY

                                                            PERCENT OF
COUNTRY                                       VALUE      TOTAL INVESTMENT

ADRIAN DAY GLOBAL OPPORTUNITY

              United States                $  500,757         14.08%
              Canada                          400,656         11.27
              Britain                         252,362          7.10
              Thailand                         91,776          2.58
              New Zealand                      89,029          2.50
              Indonesia                        86,793          2.44
              Chile                            75,069          2.11
              Hong Kong                        53,838          1.51
              Philippines                      48,861          1.37
              Singapore                        38,700          1.09
              Luxembourg                       38,375          1.08
              South Korea                      35,563          1.00
              Switzerland                      35,052          0.99
              Italy                            32,625          0.92
              France                           30,640          0.86
              Austria                          30,099          0.85
              Netherlands                      20,344          0.57
              Peru                             19,750          0.56
              United States-Repurchase
                Agreements                  1,675,224         47.12
                                           ----------        ------
              TOTAL INVESTMENTS            $3,555,513        100.00%
                                           ==========        ======


REGENT EASTERN EUROPEAN

              Russia                       $3,104,952         32.47%
              Hungary                       2,295,280         24.00
              Poland                        1,259,014         13.17
              Czech Republic                  196,900          2.06
              Ukraine                          49,754          0.52
              United States-Repurchase
                Agreements                  2,656,037         27.78
                                           ----------        ------
              TOTAL INVESTMENTS            $9,561,936        100.00%
                                           ==========        ======

                See accompanying notes to financial statements.

--------------------------------------------------------------------------------
REGENT EASTERN EUROPEAN FUND
PORTFOLIO OF INVESTMENTS                                        October 31, 1997
--------------------------------------------------------------------------------

COMMON AND
PREFERRED STOCKS     78.67%                   SHARES        VALUE

AUTOMOTIVE   1.76%
--------------------------------------------------------------------------------
             KamAZ                            25,000     $   76,247*
             North American Bus
               Industries Rt                   2,870         77,793*
                                                         ----------
                                                            154,040
CHEMICALS   3.40%
--------------------------------------------------------------------------------
             BorsodChem Rt., GDR               4,950        176,962
             Tiszai Vegyi Kombinat
               Rt., GDR                        6,000        121,500
                                                         ----------
                                                            298,462

COMMERCIAL BANKS   4.41%
--------------------------------------------------------------------------------
             Bank Handlowy W. Warszawie       10,650        143,019*
             BIG Bank Gdanski, GDR            12,418        174,473*
             OTP Bank, Preferred Stock         3,503         69,235*
                                                         ----------
                                                            386,727

COMMUNICATIONS   8.97%
--------------------------------------------------------------------------------
             Rostelekom                       109,900       371,935*
             SPT Telekom                       1,340        153,684*
             Vimpel-Communications, ADR        7,980        261,345*
                                                         ----------
                                                            786,964

CONGLOMERATES   .95%
--------------------------------------------------------------------------------
             Elektrim Spolka Akcyjna           8,900         83,765

ELECTRIC SERVICES   12.44%
--------------------------------------------------------------------------------
             Irkutskenergo                    271,988        76,837*
             Irkutskenergo, ADR               14,090        193,737
             Mosernergo                       146,879       218,483*
             Mosernergo, ADR                   2,086         88,655*
             Unified Energy Systems           910,285       300,394
             Unified Energy Systems
               Preferred Stock                330,000        88,110
             Unified Energy Systems, GDR       4,000        126,000*
                                                         ----------
                                                          1,092,216

GAS PRODUCTION & DISTRIBUTION   .92%
--------------------------------------------------------------------------------
             Gazprom, ADR                      3,633         80,398

GLASS & GLASSWARE   .30%
--------------------------------------------------------------------------------
             Krosnienskie Huty Szkla Kros      2,706         26,788*

--------------------------------------------------------------------------------
REGENT EASTERN EUROPEAN FUND
PORTFOLIO OF INVESTMENTS
--------------------------------------------------------------------------------

COMMON AND
PREFERRED STOCKS                              SHARES        VALUE

INVESTMENT COMPANIES   6.24%
--------------------------------------------------------------------------------
             Hungarian Investment Co., Ltd.    3,162     $  504,339*
             Sporitelni Privatizacni           3,625         43,216*
                                                         ----------
                                                            547,555

MANUFACTURING   7.87%
--------------------------------------------------------------------------------
             Graboplast Rt                     3,180        171,411
             Graboplast Rt., GDR              33,890        296,537*
             Mostostal-Export                 82,764        223,237
                                                         ----------
                                                            691,185

METALS MINING   5.41%
--------------------------------------------------------------------------------
             Ashurst Technology, Ltd.
               Units                          93,470         49,754*
             KGHM Polska Miedz                              313,339*
             Norilsk Nickel                   12,000        112,009*
                                                         ----------
                                                            475,102

OIL & GAS EXTRACTION   17.79%
--------------------------------------------------------------------------------
             Lukoil Holding                    5,120        111,836
             Lukoil Holding, ADR               4,555        379,204
             MOL Magyar Olaj-es
               Gazipari Rt                    11,000        236,890
             MOL Magyar Olaj-es
               Gazipari Rt., GDR               9,872        214,222*
             A.O. Tatneft, ADR                 4,334        619,762
                                                         ----------
                                                          1,561,914

PHARMACEUTICALS   4.86%
--------------------------------------------------------------------------------
             EGIS Pharmaceuticals, Ltd.        7,506        352,190
             Richter Gedeon Rt., GDR             800         74,200
                                                         ----------
                                                            426,390

--------------------------------------------------------------------------------
TOTAL COMMON AND PREFERRED STOCKS                         6,611,506
--------------------------------------------------------------------------------
  (cost $7,389,571)


PRIVATIZATION CERTIFICATES   3.35%          CERTIFICATES

Polish National InvestmentFund                 7,892        294,393*

--------------------------------------------------------------------------------
TOTAL PRIVATIZATION CERTIFICATES                            294,393
--------------------------------------------------------------------------------
  (cost $326,605)

--------------------------------------------------------------------------------
REGENT EASTERN EUROPEAN FUND
PORTFOLIO OF INVESTMENTS
--------------------------------------------------------------------------------

                                          PRINCIPAL
REPURCHASE AGREEMENT   30.26%              AMOUNT          VALUE

Joint Repurchase Agreement Accounts,
   10/31/97, due 11/3/97,
   collateralized by U.S. Government
   and Agency securities held in joint
   repurchase accounts:

    5.7%, Dean Witter, Inc.,
    repurchase price $2,153,059          $ 2,152,037    $ 2,152,037

    5.68%, Prudential Securities, Inc.,
    repurchase price $504,239                504,000        504,000


--------------------------------------------------------------------------------
TOTAL REPURCHASE AGREEMENTS                               2,656,037
--------------------------------------------------------------------------------
   (cost $2,656,037)


--------------------------------------------------------------------------------
TOTAL INVESTMENTS   108.93%                               9,561,936
--------------------------------------------------------------------------------
   (cost $10,045,608)
Other assets and liabilities, net (8.93)%                  (783,698)
                                                         ----------
NET ASSETS 100%                                          $8,778,238
                                                         ==========

ADR - American Depository Receipt
GDR - Global Depository Receipt
*Non-income producing

See accompanying notes to financial statements.

--------------------------------------------------------------------------------
STATEMENTS OF ASSETS AND LIABILITIES                            October 31, 1997
--------------------------------------------------------------------------------

                                                                            ADRIAN DAY       REGENT
                                                                            GLOBAL           EASTERN
                                        BONNEL GROWTH       MEGATRENDS      OPPORTUNITY      EUROPEAN

Investments, at identified cost         $  98,217,941       $ 21,415,516     $ 3,897,335      $ 10,045,608
                                        =============        ===========     ===========      ============
ASSETS
----------------------------------------------------------------------------------------------------------
Investments, at value                     104,411,171       $ 26,146,803     $ 3,555,513      $  9,561,936
Cash                                            2,850              1,408             262               413
Receivables:
  Investments sold                          5,291,211               --              --             161,638
  Capital shares sold                         320,960             51,092            --              76,786
  Dividends                                    25,650             20,508           4,417             2,175
  Interest                                         11              1,751             794             1,261
  From manager and affiliates                   --                  --             7,333              --
Other assets                                    8,136                683           9,085            11,690
----------------------------------------------------------------------------------------------------------
TOTAL ASSETS                              110,059,989         26,222,245       3,577,404         9,815,899
----------------------------------------------------------------------------------------------------------


LIABILITIES
----------------------------------------------------------------------------------------------------------
Payables:
  Investments purchased                     5,113,518            689,580         132,846           993,545
  Capital shares redeemed                      98,113              3,176           2,653             8,020
  To manager and affiliates                   121,767              4,093            --              13,500
  Accounts payable and accrued
    expenses                                   83,206             33,395          15,991            22,596
----------------------------------------------------------------------------------------------------------
TOTAL LIABILITIES                           5,416,604            730,244         151,490         1,037,661
----------------------------------------------------------------------------------------------------------

NET ASSETS                              $ 104,643,385        $25,492,001     $ 3,425,914      $  8,778,238
                                        =============        ===========     ===========      ============


NET ASSETS CONSIST OF:
----------------------------------------------------------------------------------------------------------
Paid in capital                         $  78,715,240        $17,171,486     $ 3,733,367      $  9,216,769
Undistributed net investment
   income (loss)                                    0             20,079          34,585            (2,983)
Accumulated net realized gain
   on investments and foreign
   currencies                              19,734,915          3,569,149            (207)           40,303
Net unrealized appreciation
   (depreciation) of
   investments and other assets
   and liabilities denominated
   in foreign currencies                    6,193,230          4,731,287        (341,831)         (475,851)
                                        -------------        -----------     -----------      ------------
Net assets applicable to
   capital shares outstanding           $ 104,643,385        $25,492,001     $ 3,425,914      $  8,778,238
                                        =============        ===========     ===========      ============
      Capital shares out-
      standing, an unlimited
      number of no par shares
      authorized                            5,315,916          1,834,011         382,401           784,294
                                        =============        ===========     ===========      ============
NET ASSET VALUE, PER SHARE                     $19.68             $13.90           $8.96            $11.19
                                               ======             ======           =====            ======

                 See accompanying notes to financial statements.
                                                                       36 and 37

--------------------------------------------------------------------------------
STATEMENTS OF OPERATIONS                                        October 31, 1997
--------------------------------------------------------------------------------

                                         BONNEL GROWTH
                                --------------------------------
                                MONTH ENDED        YEAR ENDED
                                OCTOBER 31,        SEPTEMBER 30,
                                1997               1997
NET INVESTMENT INCOME

INCOME:
------------------------------------------------------------------------------------------------------------------------------------
Dividends                         $     23,200      $   528,069       $ 110,933      $   336,323      $  13,805      $   9,545
Foreign taxes
   withheld on dividends                  --               --              --               --           (1,682)          (479)
                                  ============      ===========       =========      ===========      =========      =========
      Net dividends                     23,200          528,069         110,933          336,323         12,123          9,066
Interest and other                       4,835           38,905          64,583          160,883         65,553         57,216
                                  ============      ===========       =========      ===========      =========      =========
   TOTAL INCOME                         28,035          566,974         175,516          497,206         77,676         66,282


EXPENSES:
------------------------------------------------------------------------------------------------------------------------------------
Management fee                          95,210          972,364          88,031          253,386         23,137         30,239
Transfer agent fees
   and expenses                         20,624          222,592          18,074           49,994          7,239          8,702
Accounting service
   fees and expenses                     6,011           59,632          12,225           29,508         24,514         26,402
Administrative service
   fees                                   --               --              --             34,986           --             --
Legal and professional
   fees                                 10,671           61,413           2,953           35,230         12,323         15,784
Distribution plan
   expenses                             25,913          242,710          22,610           38,207          4,614          6,003
Custodian fees                           1,897           22,309           2,778            4,553          9,385          8,763
Shareholder reporting                    1,278           30,004           1,857            7,283          4,445          6,132
Registration fees                          207           52,165           4,549           19,554         17,650         16,157
Trustees' fees and
   expenses                                999           33,141           1,574           12,800            490          1,191
Amortization of
   organizational costs                   --               --              --              2,534           --             --
Miscellaneous                            1,719           23,680             872            8,305            115            316
                                  ============      ===========       =========      ===========      =========      =========
Total expenses before
   reductions                          164,529        1,720,010         155,523          496,340        103,912        119,689
Short-term trading fee                    --             (1,649)           (141)            --             (141)           (53)
Expenses offset                           (419)          (1,608)           --            (20,988)       (57,622)       (41,595)
Expenses reimbursed                       --               --           155,382          475,352         46,149         78,041
                                  ============      ===========       =========      ===========      =========      =========
   NET EXPENSES                        164,110        1,716,753          20,134           21,854         31,527        (11,759)


------------------------------------------------------------------------------------------------------------------------------------
NET INVESTMENT INCOME (LOSS)          (136,075)      (1,149,779)         20,134           21,854         31,527        (11,759)
------------------------------------------------------------------------------------------------------------------------------------


NET REALIZED AND UNREALIZED GAIN (LOSS)
   ON INVESTMENTS

   Realized gain (loss) from:
      Securities                     5,716,293       17,376,123         967,675        3,046,765           (207)        53,803
      Foreign currencies                  --               --              --               --            3,058         (4,724)
                                  ============      ===========       =========      ===========      =========      =========
      Net realized gain              5,716,293       17,376,123         967,675        3,046,765          2,851         49,079
                                  ============      ===========       =========      ===========      =========      =========
   Unrealized appreciation
      (depreciation) of:
         Investments               (17,312,394)       8,711,402        (130,945)       1,777,070       (341,822)      (483,672)
         Other assets and
         liabilities
         denominated in
         foreign currencies               --               --              --               --               (9)         7,821
                                  ============      ===========       =========      ===========      =========      =========
Net unrealized appreciation
      (depreciation)               (17,312,394)       8,711,402        (130,945)       1,777,070       (341,831)      (475,851)

------------------------------------------------------------------------------------------------------------------------------------
NET REALIZED AND UNREALIZED
   GAIN (LOSS)ON INVESTMENTS       (11,596,101)      26,087,525         836,730        4,823,835       (338,980)      (426,772)
------------------------------------------------------------------------------------------------------------------------------------

NET INCREASE (DECREASE) IN
   NET ASSETS RESULTING FROM
   OPERATIONS                     $(11,732,176)     $24,937,746       $ 856,864      $ 4,845,689      $(307,453)     $(438,531)
                                  ============      ===========       =========      ===========      =========      =========

*Commencement of operations.

                 See accompanying notes to financial statements
                                                                         38 & 39

--------------------------------------------------------------------------------
STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                        BONNEL GROWTH
                                 --------------------------------------------
                                  MONTH ENDED       YEAR ENDED SEPTEMBER 30,
                                OCTOBER 31, 1997    1997               1996
INCREASE (DECREASE)
IN NET ASSETS

FROM INVESTMENT OPERATIONS:
------------------------------------------------------------------------------
 Net investment income(loss)     $   (136,075)   $ (1,149,779)   $   (740,292)
 Net realized gain (loss)           5,716,293      17,376,123        (728,847)
 Net unrealized appreciation
    (depreciation)                (17,312,394)      8,711,402      11,257,430
                                 ------------    ------------    ------------
    NET INCREASE (DECREASE) IN
       NET ASSETS FROM INVEST-
       MENT OPERATIONS            (11,732,176)     24,937,746       9,788,291

DISTRIBUTIONS TO SHAREHOLDERS:
------------------------------------------------------------------------------
 From net investment income              --              --              --
 From net capital gains                  --          (896,933)           --
 In excess of net investment
    income                               --              --        (1,492,448)
                                 ------------    ------------    ------------
    TOTAL DISTRIBUTIONS TO
    SHAREHOLDERS                         --          (896,933)     (1,492,448)

FROM CAPITAL SHARE TRANSACTIONS:
------------------------------------------------------------------------------
 Proceeds from shares sold          5,595,992      66,851,063     116,765,133
 Distributions reinvested                --           863,247       1,437,680
 Paid-in capital portion of
    short-term trading fee              4,962          40,392          25,613
                                 ------------    ------------    ------------
                                    5,600,954      67,754,702     118,228,426
 Cost of shares redeemed           (7,116,832)    (64,599,629)    (60,501,758)
                                 ------------    ------------    ------------
    NET INCREASE (DECREASE)
    IN NET ASSETS FROM
    CAPITAL SHARE
    TRANSACTIONS                   (1,515,878)      3,155,073      57,726,668

------------------------------------------------------------------------------
 NET INCREASE (DECREASE)
 IN NET ASSETS                    (13,248,054)     27,195,886      66,022,511
------------------------------------------------------------------------------

 NET ASSETS
 Beginning of period              117,891,439      90,695,553      24,673,042

------------------------------------------------------------------------------
 END OF PERIOD                   $104,643,385    $117,891,439    $ 90,695,553
------------------------------------------------------------------------------

 Undistributed net investment
 income, end of period           $          0    $          0    $          0
                                 ------------    ------------    ------------

 CAPITAL SHARE ACTIVITY
------------------------------------------------------------------------------
    Shares sold                       265,753       3,724,404       7,483,138
    Shares reinvested                    --            49,413         104,558
    Shares redeemed                  (342,582)     (3,668,729)     (3,965,534)
                                 ------------    ------------    ------------
       NET SHARE ACTIVITY             (76,829)        105,088       3,622,162
                                 ============    ============    ============

                 See accompanying notes to financial statements

                                                 MEGATRENDS
                                 --------------------------------------------
                                  FOUR MONTHS
                                     ENDED             YEAR ENDED JUNE 30,
                                OCTOBER 31, 1997     1997             1996

INCREASE (DECREASE)
IN NET ASSETS

FROM INVESTMENT OPERATIONS:
------------------------------------------------------------------------------
 Net investment income(loss)     $     20,134    $     21,854    $    396,853
 Net realized gain (loss)             967,675       3,046,765       4,277,995
 Net unrealized appreciation
    (depreciation)                   (130,945)      1,777,070         133,795
                                 ------------    ------------    ------------
    NET INCREASE (DECREASE) IN
    NET ASSETS FROM INVEST-
    MENT OPERATIONS                   856,864       4,845,689       4,808,643

DISTRIBUTIONS TO SHAREHOLDERS:
------------------------------------------------------------------------------
 From net investment income              --           (21,909)       (399,897)
 From net capital gains                  --          (426,564)     (3,618,910)
 In excess of net investment
    income                               --              --           (18,637)
                                 ------------    ------------    ------------
    TOTAL DISTRIBUTIONS TO
    SHAREHOLDERS                         --          (448,563)     (4,037,444)

FROM CAPITAL SHARE TRANSACTIONS
------------------------------------------------------------------------------
    Proceeds from shares sold       1,385,991       1,955,228       1,464,215
    Distributions reinvested             --           437,124       3,933,064
    Paid-in capital portion of
       short-term trading fee           1,730           2,420            --
                                 ------------    ------------    ------------
                                    1,387,721       2,394,772       5,397,279
    Cost of shares redeemed        (2,362,695)     (9,127,072)    (11,199,062)
                                 ------------    ------------    ------------
       NET INCREASE (DECREASE)
       IN NET ASSETS FROM
       CAPITAL SHARE
       TRANSACTIONS                  (974,974)     (6,732,300)     (5,801,783)

------------------------------------------------------------------------------
 NET INCREASE (DECREASE)
 IN NET ASSETS                       (118,110)     (2,335,174)     (5,030,584)
------------------------------------------------------------------------------

 NET ASSETS
 Beginning of period               25,610,111      27,945,285      32,975,869

------------------------------------------------------------------------------
 END OF PERIOD                   $ 25,492,001    $ 25,610,111    $ 27,945,285
------------------------------------------------------------------------------

 Undistributed net investment
    income, end of period        $     20,079    $        (55)   $          0
                                 ------------    ------------    ------------

 CAPITAL SHARE ACTIVITY
------------------------------------------------------------------------------
    Shares sold                        96,569         157,711         123,208
    Shares reinvested                    --            36,380         344,965
    Shares redeemed                  (166,350)       (769,632)       (941,635)
                                 ------------    ------------    ------------
       NET SHARE ACTIVITY             (69,781)       (575,541)       (473,462)
                                 ============    ============    ============

                See accompanying notes to financial statements.

STATEMENTS OF CHANGES IN NET ASSETS

                                              ADRIAN DAY     REGENT
                                              GLOBAL         EASTERN
                                              OPPORTUNITY    EUROPEAN
                                              ------------   ------------
                                              FEB 20, 1997   MAR 31, 1997
                                              TO             TO
                                              OCT 31, 1997   OCT 31, 1997
INCREASE (DECREASE)
IN NET ASSETS

FROM INVESTMENT OPERATIONS:
---------------------------------------------------------------------------
   Net investment income (loss)               $    31,527    $    (11,759)
   Net realized gain (loss)                         2,851          49,079
   Net unrealized appreciation
      (depreciation)                             (341,831)       (475,851)
                                              -----------    ------------
      NET INCREASE (DECREASE) IN
      NET ASSETS FROM INVESTMENT
      OPERATIONS                                 (307,453)       (438,531)


DISTRIBUTIONS TO SHAREHOLDERS:
---------------------------------------------------------------------------
      TOTAL DISTRIBUTIONS TO SHAREHOLDERS            --              --


FROM CAPITAL SHARE TRANSACTIONS:
---------------------------------------------------------------------------
      Proceeds from shares sold                 4,505,667      10,634,504
      Paid-in capital portion of
         short-term trading fee                       218          27,428
                                              -----------    ------------
                                                4,505,885      10,661.932
      Cost of shares redeemed                    (722,518)     (1,445,163)
                                              -----------    ------------
         NET INCREASE IN NET ASSETS FROM
         CAPITAL SHARE TRANSACTIONS             3,733,367       9,216,769


---------------------------------------------------------------------------
NET INCREASE IN NET ASSETS                      3,425,914       8,778,238
---------------------------------------------------------------------------

NET ASSETS
Beginning of period                                     0               0

---------------------------------------------------------------------------
END OF PERIOD                                 $ 3,425,914    $  8,778,238
---------------------------------------------------------------------------

Undistributed net investment income
(loss), end of period                         $    34,585    $     (2,983)
                                              ===========    ============

CAPITAL SHARE ACTIVITY
---------------------------------------------------------------------------
      Shares sold                                 463,365         906,179
      Shares redeemed                             (80,964)       (121,885)
                                              -----------    ------------
         NET SHARE ACTIVITY                       382,401         784,294
                                              ===========    ============

                See accompanying notes to financial statements.

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS                                   October 31, 1997
--------------------------------------------------------------------------------

NOTE 1:  SIGNIFICANT ACCOUNTING POLICIES

   U.S. Global Accolade Funds (the "Trust"), consisting of four separate funds (the "Funds"), is organized as a Massachusetts business trust. Each Fund is a diversified, open-end management investment company registered under the Investment Company Act of 1940.

   Bonnel Growth and MegaTrends changed their fiscal year ends from September 30 and June 30, respectively, to October 31. These changes were effected in 1997 resulting in a current reporting period of one month for Bonnel Growth and four months for MegaTrends, both ended October 31, 1997. Adrian Day Global Opportunity ("Adrian Day Global") commenced operations on February 20, 1997, and Regent Eastern European commenced on March 31, 1997.

   Effective November 18, 1996, MegaTrends was reorganized as a fund of the Trust. The reorganization was a tax-free exchange, where shareholders received one share of MegaTrends for each share of The Leeb Personal Finance Fund, the predecessor fund.

   The following is a summary of significant accounting policies consistently followed by the Funds in the preparation of their financial statements. The policies are in conformity with generally accepted accounting principles.

   A.  SECURITY VALUATIONS

   The Funds value investments traded on national or international securities exchanges or over-the-counter at the last sales price reported by the security's primary exchange at the time of daily valuation. Securities for which no sale was reported are valued at the mean between the last reported bid and ask prices. Short-term investments with effective maturities of sixty days or less at the date of purchase are valued at amortized cost, which approximates market value.

   The trustees determine fair value for securities when market quotations are not available or the security is subject to legal restrictions on resale (restricted security). The trustees valued the restricted security in Adrian Day Global on October 31, 1997 at $80,478, representing 2.35% of net assets. This security was acquired on July 2, 1997 at $1.84 per share when the unrestricted security price was $2.99 per share. The issuer bears the cost of registration, if any, involved in the disposition of the security.

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NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------


   B.  SECURITY TRANSACTIONS AND  INVESTMENT INCOME

   Security transactions are accounted for on trade date. Realized gains and losses from security transactions are determined on an identified-cost basis. Dividend income is recorded on the ex-dividend date or, for certain foreign securities, when the information becomes available to the Funds. Interest income is recorded on an accrual basis. Discounts and premiums on securities purchased are accreted and amortized, respectively, on the same basis as used for federal tax reporting.

   The Funds may purchase securities on a when-issued or delayed-delivery basis and segregate on their books liquid assets equal to the obligation until settlement. The investment is accounted for in the same manner as marketable portfolio securities.

   C.  REPURCHASE AGREEMENTS

   The Funds may enter into repurchase agreements with recognized financial institutions or registered broker-dealers and, in all instances, hold, as collateral, underlying securities with a value exceeding the total repurchase price, including accrued interest. The Funds use joint repurchase agreement accounts with other Funds under common management where uninvested cash is collectively invested in repurchase agreements, and each participating Fund owns an undivided interest in the accounts.

   D.  FOREIGN CURRENCY TRANSACTIONS

   Some Funds may invest in securities of foreign issuers. The accounting records of these Funds are maintained in U.S. dollars. At each net asset value determination date, the value of assets and liabilities denominated in foreign currencies are translated into U. S. dollars using the current exchange rate. Security transactions, income and expenses are converted at the prevailing rate of exchange on the date of the event. The effect of changes in foreign exchange rates on foreign denominated securities is included with the net realized and unrealized gain or loss on securities. Other foreign currency gains or losses are reported separately.
                                                                              44

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------


   E.  INCOME TAXES

   The Funds intend to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of their taxable income to shareholders. Accordingly, no provision for federal income taxes is required. Each Fund may be subject to foreign taxes on income and gains on investments which are accrued based upon the Fund's understanding of the tax rules and regulations in the foreign markets.

   F.  DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS

   The Funds record dividends and distributions to shareholders on the ex-dividend date. Distributions are determined in accordance with income tax regulations that may differ from generally accepted accounting principles. Accordingly, periodic reclassifications are made within the Funds' capital accounts to reflect income and gains available for distribution under income tax regulations. The Funds make distributions at least annually.

   G. EXPENSES

   Each Fund bears expenses incurred specifically on its behalf plus an allocation of its share of Trust level expenses. Short-term trading fees collected from temporary investors in the Funds are applied as a reduction of expenses to the extent of such related cost; any excess is credited as paid-in capital. Expense offset arrangements have been made with the Funds' custodian so the custodian fees are paid indirectly by credits earned on the Funds' cash balances. Such deposit arrangements are an alternative to overnight investments.

   H. USE OF ESTIMATES IN FINANCIAL STATEMENT PREPARATION

   The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------


NOTE 2:  RELATED PARTY TRANSACTIONS

   U.S. Global Investors, Inc. (the "Manager"), under an investment advisory agreement with the Trust in effect through March 8, 1998, furnishes management and investment advisory services and, subject to the supervision of the Trustees, directs the investments of each Fund according to its investment objectives, policies and limitations. The Manager also furnishes all necessary office facilities, business equipment and personnel for administering the affairs of the Trust. Frank E. Holmes, a trustee of the Funds, is the controlling owner of the Manager. For each fund, the Manager has contracted with and compensates Sub-Advisors to serve in the execution of the Manager's investment responsibilities as follows:

         Bonnel Growth              Bonnel, Inc.
         MegaTrends                 Money Growth Institute, Inc.
         Adrian Day Global          Global Strategic Management, Inc.
         Regent Eastern European    Regent Fund Management, Ltd.

   For the services of the Manager, each Fund pays a management fee at an annual rate of 1% for Bonnel Growth and MegaTrends and 1.25% for Adrian Day Global and Regent Eastern European based on their average net assets. Fees are accrued daily and paid monthly.

   The Manager has agreed, for an indefinite period, to limit the annual expenses of Adrian Day Global to 2.50% of its average net assets and of Regent Eastern European to 3.25% of its average net assets.

   United Shareholder Services, Inc. ("USSI"), a wholly owned subsidiary of the Manager, is transfer agent and accounting service agent for the Funds. Each Fund pays an annual fee based on the number of shareholder accounts for transfer agency services. Certain account fees are paid directly by shareholders to the transfer agent, which, in turn, reduces its charge to the Funds. For maintaining the books and records of the Funds and calculating the daily net asset values, USSI is paid a fee based on Fund net assets subject to a minimum fee. Additionally, the Manager is reimbursed at cost for in-house legal services pertaining to each Fund. Effective November 1, 1997, the Funds changed to Brown Brothers Harriman & Co. as the new custodian, fund accounting and administration service agent with a fee structure based on average net assets.

   Each Fund has adopted a Distribution Plan pursuant to Rule 12b-1 of the Investment Company Act of 1940 that allows an annual fee of up to .25% of its average net assets to be used for, or to reimburse the Manager for, expenditures in connection with sales and promotional services related to the distribution of each Fund's shares. MegaTrends adopted the plan on November 18, 1996.

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------


   Brimberg & Co., L.P., a broker-dealer affiliate of Money Growth Institute, Inc., received $16,152 and $97,945, representing 86% and 100% of commissions paid by MegaTrends on purchases and sales of securities during the four-month period ended October 31, 1997 and the year ended June 30, 1997, respectively.

   During the period ended October 31, 1997, A&B Mailers, Inc., a wholly owned subsidiary of the Manager, was paid $2,303 for mailing services provided to the Funds. MegaTrends paid $4,603 and Bonnel Growth paid $4,777 to A&B Mailers, Inc. for their fiscal years ended June 30, 1997 and September 30, 1997, respectively.

   The two independent trustees each receive $8,000 annually as compensation for serving on the board, plus $2,000 per each meeting attended. The fees are allocated among the four Funds.

   At October 31, 1997, individual shareholders holding more than 5% of outstanding shares comprised 25.6% of Adrian Day Global (including 13.3% held by the Fund's Sub- Advisor) and 5.1% of Regent Eastern European held by an affiliate of its Sub- Advisor.

   The former administrative services agent, shareholder servicing and transfer agent and the accounting services agent for MegaTrends were affiliates of the former manager. Fees for administrative services, which terminated with the change in Manager, were based on the Fund's average net assets. For the period from July 1 through November 17, 1996, the former manager reimbursed the Fund $20,988 for fees and expenses.


NOTE 3:  INVESTMENTS

   Purchases and sales of long-term securities for the period ended October 31, 1997, are summarized as follows:

         FUND                         PURCHASES         SALES
         -----------------------     -----------     -----------
         Bonnel Growth               $57,108,765     $58,928,725
         MegaTrends                    3,013,193       3,976,102
         Adrian Day Global             2,344,748         122,431
         Regent Eastern European       7,633,353         297,584

   Purchases and sales for MegaTrends for the fiscal year ended June 30, 1997 were $13,735,317 and $18,778,767, respectively. Purchases and sales for Bonnel Growth for the fiscal year ended September 30, 1997 were $232,320,834 and $230,654,608, respectively.

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------


   The following table presents the income tax basis of securities owned at October 31, 1997, and the tax basis components of net unrealized appreciation or depreciation:

                                     GROSS          GROSS         NET UNREALIZED
                  AGGREGATE       UNREALIZED      UNREALIZED       APPRECIATION
FUND                COST         APPRECIATION    DEPRECIATION     (DEPRECIATION)
-------------   ------------     ------------     -----------       -----------
BONNEL GROWTH   $ 98,329,555     $ 10,222,299     $ 4,140,683       $ 6,081,616
MEGATRENDS        21,419,871        5,754,609       1,027,677         4,726,932
ADRIAN DAY
  GLOBAL           3,899,269           64,250         408,006          (343,756)
REGENT EASTERN
EUROPE            10,045,608          166,098         649,770          (483,672)

   Regent Eastern European may be exposed to risk not typically associated with investments in the United States due to its concentration of investments in emerging markets. These risks include disruptive political or economic conditions and the possible imposition of adverse governmental laws or currency exchange restrictions.


NOTE 4:  EQUITY ACCOUNTS

   Certain reclassifications were made within the equity accounts of the Funds to reflect permanent differences between financial and tax accounting. The permanent differences were primarily the result of classification of gains from passive foreign investment companies, treatment of foreign currency gains and recharacterization of net operating loss.

--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

For a capital share outstanding during each period ended:

                                                               BONNEL GROWTH
                                             -------------------------------------------
                                             OCTOBER 31,       YEAR ENDED SEPTEMBER 30,
                                               1997*        1997       1996       1995**
NET ASSET VALUE,
BEGINNING OF PERIOD                          $ 21.86     $ 17.15     $ 14.81     $ 10.02
----------------------------------------------------------------------------------------
Investment Activities
   Net investment income (loss)                 (.03)       (.21)       (.14)       (.07)
   Net realized and unrealized gain (loss)     (2.15)       5.09        3.13        4.91
                                             -------     -------     -------     -------
   Total from investment activities            (2.18)       4.88        2.99        4.84
                                             -------     -------     -------     -------
Distributions
   In excess of net investment income             --         --          --         (.05)
   From net realized gains                        --         (.17)       --           --
   In excess of net realized gains                --          --        (.65)         --
                                             -------     -------     -------     -------
Total distribution                                --         (.17)      (.65)       (.05)

----------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD               $ 19.68      $ 21.86    $ 17.15     $ 14.81
----------------------------------------------------------------------------------------

TOTAL RETURN (excluding account fees)         (9.97)%       28.67%     21.27%      48.74%
Ratios to Average Net Assets (a):
   Net investment income (loss)               (1.43)%      (1.18)%    (1.32)%     (1.46)%
   Total expenses                               1.72%        1.77%      1.83%       2.50%
   Expenses reimbursed or offset                  --          --         --        (.02)%
   Net expenses                                 1.72%        1.77%      1.83%       2.48%
Average commission rate paid                $ 0.0685     $ 0.0685   $ 0.0708         n/a
Portfolio turnover rate                           52%         239%       212%        145%

Net assets, end of period
   (in thousands)                           $104,643     $117,891   $ 90,696    $ 24,673

*  Change in fiscal year end.

** From October 17, 1994, commencement of operations.

(a)Ratios are annualized for periods of less than one year. Expenses reimbursed or offset reflect reductions to total expenses, as discussed in the notes to the financial statements. Such amounts would decrease the net investment income ration had such reductions not occurred. See accompanying notes to financial statements.

                See accompanying notes to financial statements.

--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

For a capital share outstanding during each period ended:

                                                                                        ADRIAN DAY   REGENT
                                                                                        GLOBAL       EASTERN
                                                  MEGATRENDS                            OPPORTUNITY  EUROPEAN
                        --------------------------------------------------------------  -----------  ----------
                        OCTOBER               YEAR ENDED JUNE 30,                       OCTOBER 31,  OCTOBER 31,
                        1997*       1997**      1996       1995      1994        1993     1997***     1997****
NET ASSET VALUE,
BEGINNING OF
PERIOD                  $13.45      $11.27     $11.17     $10.29    $10.84      $10.36    $10.00       $10.00
---------------------------------------------------------------------------------------------------------------

Investment Activities
   Net investment
      income (loss)        .01         .01        .17        .28       .19         .15       .08         (.01)
   Net realized and
      unrealized
      gain (loss)          .44        2.39       1.72        .95      (.35)        .55     (1.12)        1.20
                        ------      ------     ------     ------    ------      ------     -----       ------
   Total from
      investment
      activities           .45        2.40       1.89       1.23      (.16)        .70     (1.04)        1.19
                        ------      ------     ------     ------    ------      ------     -----       ------
Distributions
   From net investment
      income                --        (.01)      (.17)      (.28)     (.19)       (.15)       --           --
   From net realized
      gains                 --        (.21)     (1.61)        --      (.20)       (.07)       --           --
   In excess of net
      realized gains        --           --      (.01)      (.07)       --          --        --           --
                        ------      ------     ------     ------    ------      ------     -----       ------
Total distribution          --        (.22)     (1.79)      (.35)     (.39)       (.22)       --           --


---------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END
OF PERIOD               $13.90      $13.45     $11.27     $11.17    $10.29      $10.84     $8.96       $11.19
---------------------------------------------------------------------------------------------------------------


TOTAL RETURN
   (excluding
   account fees)          3.34%      20.72%     17.10%     12.20%    (1.50)%      6.79%   (10.40)%      11.90%
Ratios to Average Net
   Assets (a):
   Net investment
      income (loss)        .23%        .09%      1.30%      2.36%      1.65%      1.60%     1.71%       (.49)%
   Total expenses         1.76%       1.97%      2.10%      1.98%      1.81%      1.95%     5.63%        4.98%
   Expenses reimbursed
      or offset             --       (.09)%     (.60)%     (.48)%     (.31)%     (.45)%   (3.13)%       1.73)%
   Net expenses           1.76%       1.88%      1.50%      1.50%      1.50%      1.50%     2.50%        3.25%
Average commission
   rate paid            $0.0777     $0.0800        n/a        n/a        n/a        n/a   $0.0119      $0.0804
Portfolio turnover
   rate                     13%         62%       115%       163%       143%        83%       13%         11%

Net assets, end of
   period (in
   thousands)            $25,492    $25,160    $27,945    $32,976    $45,523    $58,955    $3,426      $8,778

*   Change in fiscal year end.

**  Effective November 18, 1996, the Fund changed to a new investment manager.

*** From February 20, 1997, commencement of operations.

****From March 31, 1997, commencement of operations.

(a) Ratios are annualized for periods of less than one year. Expenses reimbursed or offset reflect reductions to total expenses, as discussed in the notes to the financial statements. Such amounts would decrease the net investment income ratio had such reductions not occurred.

                See accompanying notes to financial statements.
                                                                       50 and 51

--------------------------------------------------------------------------------
REPORT OF INDEPENDENT ACCOUNTANTS
--------------------------------------------------------------------------------



TO THE TRUSTEES AND  SHAREHOLDERS  OF U.S. GLOBAL ACCOLADE FUNDS

In our opinion, the accompanying statements of assets and liabilities, including the portfolios of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Bonnel Growth Fund, MegaTrends Fund, Adrian Day Global Opportunity Fund, and Regent Eastern European Fund, comprising the separate funds of U.S. Global Accolade Funds (the "Funds"), at October 31, 1997, and the results of each of their operations, the changes in each of their net assets and the financial highlights for each of the periods indicated, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Funds' management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 1997 by correspondence with the custodian and brokers and the application of alternative auditing procedures where confirmations from brokers were not received, provide a reasonable basis for the opinion expressed above. The MegaTrends financial statements for the year ended June 30, 1996, including the financial highlights for each of the four years in the period then ended, were examined by other independent accountants whose report dated July 19, 1996 expressed an unqualified opinion on those financial statements and financial highlights.





PRICE WATERHOUSE LLP
San Antonio, Texas
December 17, 1997

BACK PAGE

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